As filed with the Securities and Exchange Commission on September XX, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.
August 17, 2015

Dear Fellow Shareholder,

After a slow start to the year, the Fund modestly outpaced the S&P 500 Index (the “S&P 500”) in the 2nd calendar quarter increasing +1.06% compared to a gain of +0.28% for the S&P 500, but it remained modestly behind the benchmark for the first six months of the year with a -0.69% decline compared to a +1.23% increase in the S&P 500. The slow start to the year, followed by a weak back half of 2014, left the Fund lagging the S&P 500 for the Fund’s fiscal year ended June 30, 2015, with the Fund increasing +0.77% vs. a gain of +7.42% in the S&P 500. This lagging performance followed our healthy outperformance in the prior calendar year and was caused by weakness in our Energy and energy related Industrial positions as well as a few of our Technology holdings. As we discuss in the enclosed commentary, we believe that we should be able to begin reversing this weakness as macro concerns normalize in the upcoming periods. As of June 30, 2015, the Fund’s Net Asset Value was $63.02.

Disclosure Note:

For your information, for the period ended June 30, 2015, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 0.77%, 13.97%, 5.64% and 7.92%, respectively. For the same periods the returns for the S&P 500 Index were 7.42%, 17.34%, 7.89% and 8.03%.

Gross Expense Ratio:	1.15%
Net Expense Ratio:	0.99%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

**The Advisor has contractually agreed to reduce fees through 10/31/15.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

As we discuss in the Commentary that follows the market and the Fund were in a tug of war between the positives associated with an improving economy, better than expected corporate earnings, corporate activism, healthy levels of mergers and acquisitions (M&A) activity and low interest rates and the negatives associated with a potential Greece meltdown.

MATRIX ADVISORS
VALUE FUND, INC.
Subsequent to the quarter’s end, the Greece Debt situation seems to have resolved the worst case scenarios, but this overhang is being overshadowed by more pressing concerns relating to the Chinese economy and stock market.

As we entered 2015 we were upbeat about the market’s potential but looked for a good deal of volatility along the way. The recent pull backs related to Greece and China along with periodic concerns about when and how fast the Fed will start raising rates all are contributing to the market’s gyrations.

We continue to believe that the underlying economic and market trends are favorable, driven by the positives discussed above and believe that the markets are positioned for gains in the upcoming periods.

While 2015 has started out on a challenging note, we have great conviction in our holdings and in the Fund’s future. We believe that the portfolio’s investments are in high quality companies selling at very reasonable valuations that are well positioned for positive developments in upcoming periods.

Matrix partners and Associates are great believers in eating our own cooking and are significant shareholders in the Fund with you. We are greatly incentivized to make the Fund successful and again have great confidence in its future. We thank you for your trust and for being investors with us in the Fund.

Best regards.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return
	Periods Ended June 30, 2015
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	0.77%	13.97%	5.64%
S&P 500 Index*	7.42%	17.34%	7.89%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index ten years ago. All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com. The Fund imposes a redemption fee of 1.00% on shares held for 60 days or less. The performance cited above does not reflect this redemption fee; if deducted the total returns would be reduced. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.

*
The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

MATRIX ADVISORS
VALUE FUND, INC.
Matrix Advisors Value Fund
Capital Markets Commentary and
2015 Annual Report

The stock market was slightly higher for the 2nd calendar quarter with the S&P 500 gaining +0.28% for the period. The quarter started out strongly with gains in April and May, following better than expected corporate profit reports and a level of mergers and acquisitions activity not seen since 2007. However, it ended on a weak note as the stalemate between the EU and Greece over debt repayment and questions about Greece’s place in the EU came to a head in the final week of June. This created global economic uncertainty and a flight to safety with stocks retreating around the world and giving back most of their gains for the period.

The Fund outperformed the S&P 500 this quarter (+1.06% vs. +0.28%), but remained marginally behind the benchmark for the six months ended June 30, 2015 (-0.69% vs. +1.23%).

Annual Review

After strong 2013 and 2014 Fiscal years, the Fund lagged in the most recent period (6/30/14 - 6/30/15), ending the year up +0.77% compared to a +7.42% increase for the S&P 500.

While the Fund had a solid 2014 Calendar year, the majority of our gains and excess performance were in the January to June period which was then followed by a weak back half of the fiscal year. This weakness was primarily caused by the sell-off in oil prices and its impact on our Oil holdings as well as our Industrial holdings that have some oil related exposure. These trends continued in the first half of calendar 2015, causing us to lag for the fiscal year. Portfolio weakness occurred in our Energy and Producer Durable holdings as well as some losses within our Technology holdings. Outside of these areas a number of stocks and sectors within the portfolio had healthy increases including Consumer Staples, Financial Services, and Health Care, but these gains were not enough to overcome our Energy holdings weakness.

As we look forward we believe that many of the stocks and sectors that have caused this lag are selling at compelling valuations and are poised to be significant positive contributors to the Fund’s portfolio going forward.

Quarterly Commentary

It was a mixed global economic picture in the 2nd quarter with good economic data and corporate profit reports from the U.S., Europe and Japan, partially offset by weaker numbers from some of the largest emerging economies, including Brazil, Russia and China.

In the U.S., continuing positive news on employment, housing, auto sales and consumer confidence increased the odds that the Federal Reserve will raise short-term interest rates later this year, perhaps as soon as September. Bond prices fell in the quarter as interest rates rose.

MATRIX ADVISORS
VALUE FUND, INC.
The uncertainty surrounding the EU/Greece debt crisis will soon be resolved one way or another and we think that when that cloud is lifted, the U.S. equity market will resume its rise. To put the size of Greece’s economy in perspective, it is less than 2% of EU GDP, 0.33% of the global economy and about the same size as Metropolitan Miami, Florida’s economy. The improving economic picture, aided by low interest rates and energy prices, along with activist investors and the near record pace of M&A activity should all provide a strong tailwind for higher equity prices.

Though interest rates have started to move higher, they are still at historically low levels and the debt markets are very receptive to high quality bond financings, with the proceeds being available for corporate expansion plans or mergers and acquisitions.

Recent U.S. economic data has been consistently strong. The latest consumer confidence data released June 30 was one of the strongest readings since the economic recovery began, with employment optimism showing the second highest post-recession reading on record. The National Association of Realtors released data on June 29th showing that its Pending Home Sales Index rose to its highest level in nine years. The expected stimulus to consumer spending provided by low interest rates and low energy prices finally showed up in the second quarter’s monthly retail sales data, notwithstanding a below expectations report for June. The portion of retail sales that goes into GDP grew 3.3% annualized in Q2. And finally, with the unemployment rate at 5.3% and job openings at an all-time high, wages are beginning to move higher. These are all very positive signs of a growing economy and should lead to higher GDP growth, higher interest rates and higher stock prices.

In our Ideas About Investing note this quarter we draw your attention to a recent report from UBS Global Research that asks the question “Does Higher Wages + Higher Rates = Higher Stock Prices?” The short answer is likely yes. In the last twenty five years the vast majority of the cumulative market gains in the S&P 500 have occurred during periods of rising wages, with the typical Bull Market rising for two years and averaging a +33% gain after the first Fed rate hike. So while the current convential thinking shared by most is that a rate rise will likely coincide with the end of the Bull Market, history suggests that this will not be the case.

Fund Performance

Favorable business developments in a number of our holdings drove the Fund’s portfolio nicely higher for most of the 2nd calendar quarter. Unfortunately, the end of June sell-off related to Greece took away a lot of these gains, and for the entire period the portfolio ended modestly higher, outpacing the flattish market.

The best performing Fund sector in the quarter was Financial Services, which rose in response to strong results from the latest Fed stress test, improving loan demand, rising interest rates (which increase loan profitability) as well as a growing belief that litigation costs have peaked and adequate reserves are in place to fund future settlement charges. Every holding in this sector contributed to portfolio performance this quarter with the exception of American Express. We have been adding to American Express on weakness, as it goes through a period of reinvestment to spur future growth to offset the loss of a significant corporate customer (Costco). We think the Financial Services sector remains one of the most attractive areas of value in the stock market and it is the highest weighted sector in the Fund.

MATRIX ADVISORS
VALUE FUND, INC.
The other notable positive sector contributor to performance this quarter was Producer Durables, led by Caterpillar after it raised its dividend and affirmed its earnings outlook.

On the negative side, the sector detracting most from performance this quarter was Technology, with disappointing share price performance from Qualcomm, TE Connectivity and Teradata. All represent good value with Qualcomm attracting the interest of an activist investor, Jana Partners, and TE Connectivity well positioned to supply the “internet of things” with sensors and connectors.

For the first six months of the year, the top three sector contributors to performance have been Health Care, Financials, and Consumer Discretionary. The largest detractors were Technology and Energy. We expect both our Technology and Energy holdings to perform better in the second half of the year. Technology should do well, for company specific reasons, and Energy should outperform as supply and demand come into better balance as lower prices and economic growth spur demand while production growth moderates with significantly lower levels of drilling activity.

During the quarter, we added two new names to the Fund’s portfolio, Harley Davidson, the iconic American motorcycle company, and Viacom, an owner of cable networks and the Paramount movie studio. Both names are in the Consumer Discretionary sector. On the sell side we sold our remaining shares in Hologic, a highly profitable Health Care investment as the stock reached our fair value/target sale price. Hologic is a testament to how a good CEO can revitalize an underperforming business. While we continue to like the company and its prospects, we sold our last piece of HOLX when the stock was trading at a high 21.3 times 2015 earnings.

We continue to like the business developments in the vast majority of our holdings and believe that the Fund should be well positioned to fully participate in the equity gains we anticipate in upcoming periods.

Outlook

We believe that the near-term crisis in Greece is masking substantial progress in the post-recession recovery in the U.S., much of Europe and Japan. While significant emerging economies including Brazil, Russia and China in particular are concerning headwinds for global GDP growth, the underlying positive economic momentum from the largest developed economies makes us optimistic for equity markets in the year ahead. We expect this momentum to continue even as interest rates begin to rise, starting what we believe will likely be a multi-year period of increases back to normal interest rate levels. Additionally, activist investors and a near record pace of M&A activity provide a healthy backdrop for equity values. As our Ideas About Investing section notes, higher interest rates and higher equity prices are not incompatible when rates are rising during a period of low inflation and increasing wages. We continue to look for a favorable equity environment for the year and believe stock returns can approach their historic averages.

We hope you are enjoying your summer and thank you for your continued confidence and trust in Matrix. Please contact any of us with any questions at (800) 366-6223 or (212) 486-2004.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.
Ideas About Investing

Historically, The Early Part of a Rising Rate Cycle Has Not Heralded the End of Stock Gains.

The long secular Bull Market in U.S. Treasury Bonds that started in 1982 and triggered a great Bull Market in equities has left a generation of investors fearful that the beginning of an interest rate hike cycle would be definitively bad news for stock prices. But a recent study from UBS Global research, Does Higher Wages + Higher Rates = Higher Stock Prices?, dated June 12, 2015, presents data supporting the argument that if a higher rate cycle starts from a position of strength (low inflation and a solid employment backdrop), the likely result is higher U.S. equity prices after the first rate hike. In fact, the report concludes, “U.S. equities respond well to rate hikes when wages rise; more than 100% of the cumulative market gains of the past quarter century have occurred during these periods of rising wages… and history shows that Bull markets continue on average for two years and are 33% higher after the first rate hike”.

“Economic Strength, Market Strength”

“The premise that rates are rising from a position of economic strength in the form of low inflation and during a period of rising wage trends has tended to be very good news for stocks.” (See Figure 1 below, and Figures 8 and 9 on the next page.)

Figure 1 shows that stock market gains can occur during periods of rate increases.

MATRIX ADVISORS
VALUE FUND, INC.
Figure 8: S&P 500 Returns During Rising and Falling Wage Regimes
			S&P 500 Index
Wage Trend Regime	WAGETRND High	WAGETRND Low	Change	S&P 500 Return
1989-1992 Falling	100.44	98.32	99.82	31.4%
1992-2000 Rising	100.81	98.32	902.48	216.0%
2000-2004 Falling	100.81	98.56	-179.44	-13.6%
2004-2008 Rising	100.87	98.56	139.16	12.2%
2008-2010 Falling	100.87	96.91	-249.29	-19.5%
2010-Current Rising	99.67	96.91	1074.49	104.2%
Source: Bureau of National Affairs, Bloomberg, USB

Figure 8 shows that stocks have generally moved in the same direction as wage trends. Rising wages have been an indicator of growth in the economy, driving corporate profits and consumer spending in a virtuous cycle.

Figure 9: Previous Rate Hikes & S&P 500 Reactions
Date of 1st	S&P 500 Advance	Time to Market	Fed Funds Rate Range
Rate Hike	from 1st Hike (%)	Top (# months)	(Tightening)
8/14/77	41.1%	41	6.00 – 20.00%
12/16/86	34.7%	8	6.00 – 7.25%
3/29/88	41.9%	28	6.50 – 9.75%
6/30/99	11.3%	9	4.75 – 6.50%
6/30/04	37.2%	40	1.00 – 5.25%
2015?	?	?	0.25 - ?.??%
	33.20%	25
Source: Federal Reserve, Bloomberg, USB

Figure 9 shows that the beginning of a Fed interest rate up-cycle does not immediately constrain stock market returns. In fact, on average, stock prices expanded for the two years following an initial Fed rate increase.

While there are always different factors at play that keep historical patterns from precisely repeating, the weight of evidence suggests that the consensus fear that higher rates will immediately lead to lower stock prices is not borne out by the facts.

MATRIX ADVISORS
VALUE FUND, INC.
Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$993.10	$1,019.89
Expenses Paid During Period1	$4.89	$4.96
1 Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.
SECTOR BREAKDOWN
Financials	28.2%
Information Technology	20.0%
Energy	15.0%
Health Care	14.2%
Consumer Discretionary	7.5%
Consumer Staples	7.2%
Industrials	6.1%
Materials	1.6%
99.8%
Cash	0.2%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2015.

MATRIX ADVISORS
VALUE FUND, INC.
Schedule of Investments
June 30, 2015

SHARES		VALUE

COMMON STOCKS - 99.8%

BANK (MONEY CENTER): 4.1%
44,800	JPMorgan Chase & Co.	$3,035,648

BANK (PROCESSING): 3.6%
34,700	State Street Corp.	2,671,900

BANK (REGIONAL): 3.4%
61,400	BB&T Corp.	2,475,034

BANK (SUPER REGIONAL): 3.9%
51,000	Wells Fargo & Co.	2,868,240

BEVERAGES: 2.0%
16,100	PepsiCo, Inc.	1,502,774

BIOTECHNOLOGY: 3.0%
19,000	Gilead Sciences, Inc.	2,224,520

BROADCASTING/CABLE TELEVISION: 1.2%
13,500	Viacom, Inc.	872,640

CHEMICALS: 1.6%
18,900	EI du Pont de Nemours & Co.	1,208,655

COMPUTER AND PERIPHERALS: 2.7%
66,000	Hewlett-Packard Co.	1,980,660

COMPUTER SOFTWARE AND SERVICES: 7.7%
60,400	Microsoft Corp.	2,666,660
80,500	Symantec Corp.	1,871,625
31,000	Teradata Corp. *	1,147,000
		5,685,285

DIVERSIFIED OPERATIONS: 3.2%
48,000	Johnson Controls, Inc.	2,377,440

DRUG (GENERIC): 3.1%
39,000	Teva Pharmaceutical Industries, Ltd. - ADR	2,304,900

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Schedule of Investments
June 30, 2015 – Continued

SHARES		VALUE

DRUG STORE: 2.2%
15,800	CVS Health	$1,657,104

ELECTRICAL COMPONENT: 3.4%
38,700	TE Connectivity Ltd.	2,488,410

FINANCIAL SERVICES: 5.3%
18,000	American Express Co.	1,398,960
28,800	Capital One Financial Corp.	2,533,536
		3,932,496

HOUSEHOLD PRODUCTS: 3.0%
28,000	The Procter & Gamble Co.	2,190,720

INSURANCE (DIVERSIFIED): 3.8%
49,800	MetLife, Inc.	2,788,302

MACHINERY: 2.6%
22,600	Caterpillar, Inc.	1,916,932

MANUFACTURING - MISCELLANEOUS: 3.5%
38,000	Eaton Corp Plc	2,564,620

MEDICAL SUPPLIES: 5.6%
19,600	Johnson & Johnson	1,910,216
20,100	Zimmer Holdings, Inc.	2,195,523
		4,105,739

MOTORCYCLE/MOTOR SCOOTER: 0.4%
5,000	Harley Davidson, Inc.	281,750

OIL & GAS SERVICES: 3.5%
29,800	Schlumberger Ltd	2,568,462

OIL/GAS (DOMESTIC): 3.5%
10,960	California Resources Corp.	66,199
42,500	Devon Energy Corp.	2,528,325
		2,594,524

PETROLEUM (INTEGRATED): 2.6%
20,000	Chevron Corp.	1,929,400

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Schedule of Investments
June 30, 2015 – Continued

SHARES		VALUE

PETROLEUM (PRODUCING): 5.4%
29,500	ConocoPhillips	$1,811,595
27,900	Occidental Petroleum Corp.	2,169,783
		3,981,378

PRECISION INSTRUMENTS: 2.5%
14,200	Thermo Fisher Scientific, Inc.	1,842,592

RESTAURANTS: 2.7%
21,000	McDonald’s Corp.	1,996,470

SECURITIES BROKERAGE: 4.1%
58,000	Morgan Stanley	2,249,820
24,000	The Charles Schwab Corp.	783,600
		3,033,420

TELECOMMUNICATIONS (EQUIPMENT): 6.2%
81,000	Cisco Systems, Inc.	2,224,260
37,700	QUALCOMM, Inc.	2,361,151
		4,585,411

TOTAL COMMON STOCKS (Cost $52,550,175)		$73,665,426

SHORT TERM INVESTMENTS - 0.2%
156,058	Fidelity Institutional Money Market Portfolio	156,058

TOTAL SHORT TERM INVESTMENTS FUNDS: (Cost $156,058)		$156,058

TOTAL INVESTMENTS (Cost $52,706,233): 100.0%		73,821,484
LIABILITIES IN EXCESS OF OTHER ASSETS: 0.0%		(6,789)
TOTAL NET ASSETS: 100.0%		$73,814,695

*  Non-Income Producing

ADR - American Depositary Receipt

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Statement of Assets and Liabilities
At June 30, 2015

ASSETS:
Investments in securities, at value (cost $52,706,233)	$73,821,484
Receivables:
Fund shares sold	4,165
Dividends and Interest	89,004
Prepaid expenses	14,477
Total assets	73,929,130

LIABILITIES:
Payables:
Due to Advisor	38,794
Fund shares repurchased	12,464
Accrued expenses:
Professional fees	20,919
Other expenses	42,258
Total liabilities	114,435

NET ASSETS	$73,814,695

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	1,171,235

Net Asset Value, Offering Price and Redemption Price Per Share	$63.02

COMPONENTS OF NET ASSETS:
Paid-in capital	56,990,375
Undistributed net investment income	484,769
Accumulated net realized loss on investment	(4,775,700)
Net unrealized appreciation on investments	21,115,251

Net assets	$73,814,695

The accompanying notes to the financial statements are an integral part of this statement.

MATRIX ADVISORS
VALUE FUND, INC.
Statement of Operations
For the Year Ended June 30, 2015

INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $7,994)	$1,673,211
Interest income	54
Total income	1,673,265

EXPENSES
Advisory fees	566,775
Administration fees	94,161
Shareholder servicing and accounting fees	60,224
Professional fees	37,209
Federal and State registration fees	29,025
Custodian fees	18,684
Reports to shareholders	16,379
Directors’ fees and expenses	7,216
Other expenses	17,260
Total operating expenses	846,933
Less: Expense reimbursement by Advisor	(98,789)
Net expenses	748,144
Net investment income	925,121

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,947,150
Net change in net unrealized appreciation/depreciation on investments	(5,321,667)
Net realized and unrealized gain on investments	(374,517)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$550,604

The accompanying notes to the financial statements are an integral part of this statement.

MATRIX ADVISORS
VALUE FUND, INC.
Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2015	YEAR ENDED JUNE 30, 2014
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$925,121	$929,437
Net realized gain on investments	4,947,150	6,790,693
Net change in net unrealized appreciation/depreciation on investments	(5,321,667)	11,501,729
Net increase in net assets resulting from operations	550,604	19,221,859

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(927,355)	(840,548)
Total distributions to shareholders	(927,355)	(840,548)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,778,938	25,727,247
Proceeds from reinvestment of distributions	809,531	749,306
Cost of shares redeemed	(15,400,304)	(24,516,774)
Redemption fees	370	1,170
Net increase (decrease) from capital share transactions	(6,811,465)	1,960,949
Total increase (decrease) in net assets	(7,188,216)	20,342,260

NET ASSETS
Beginning of year	81,002,911	60,660,651
End of year	$73,814,695	$81,002,911
Undistributed net investment income	$484,769	$487,003

CHANGE IN SHARES
Shares outstanding, beginning of year	1,279,290	1,223,871
Shares sold	123,194	465,730
Shares issued on reinvestment of distributions	12,787	13,402
Shares redeemed	(244,036)	(423,713)
Shares outstanding, end of year	1,171,235	1,279,290

The accompanying notes to the financial statements are an integral part of this statement.

MATRIX ADVISORS
VALUE FUND, INC.
Financial Highlights
For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2015	2014		2013	2012	2011

Net asset value, beginning of year	$63.32	$49.56		$40.44	$44.29	$34.64

Income (loss) from investment operations:
Net investment income	0.77 (a)	0.68	(a)	0.59 (a)	0.48	0.26
Net realized and unrealized gain (loss) on investments	(0.28)	13.71		9.26	(3.99)	9.62
Total from investment operations	0.49	14.39		9.85	(3.51)	9.88

Less distributions:
Dividends from net investment income	(0.79)	(0.63)		(0.73)	(0.34)	(0.23)
Total distributions	(0.79)	(0.63)		(0.73)	(0.34)	(0.23)
Paid-in capital from redemption fees (Note 2)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$63.02	$63.32		$49.56	$40.44	$44.29
Total return	0.77%	29.20%		24.69%	(7.88)%	28.55%
Ratios/supplemental data:
Net assets, end of year (millions)	$73.8	$81.0		$60.7	$75.6	$97.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.12%	1.15%		1.18%	1.15%	1.16%
After expense reimbursement	0.99%	0.99%		0.99%	0.99%	0.99%
Interest expense	—	0.00	%(c)	—	—	—
Ratio of net investment income to average net assets:
Before expense reimbursement	1.09%	1.06%		1.18%	0.98%	0.42%
After expense reimbursement	1.22%	1.22%		1.37%	1.14%	0.59%
Portfolio turnover rate	12%	41%		15%	19%	25%

(a) Calculated using the average shares method.
(b) Less than $0.01.
(c) Interest expense was less than 0.01%.

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of Matrix Asset Advisors, Inc. (the “Advisor” or “Matrix”) in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share. The Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 – 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, the Fund had no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $3,400,000, 5% of the gross market value of the Fund, or 33 1 / 3 % of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the year ended June 30, 2015, the Fund did not borrow under the line of credit.

I.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occured that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Advisor is eligible to recover expenses waived for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

The Advisor will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the year ended June 30, 2015, Matrix waived $98,789. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2015, the cumulative amount available for reimbursement that has been paid and/or waived is $331,317. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

	June 30,
2016	2017	2018
$113,203	$119,325	$98,789

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as the Fund’s administrator (the “Administrator”) under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2015, USBFS was paid $94,161, in its capacity as Fund Administrator. USBFS also serves as the Fund’s Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of USBFS and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

The Chief Compliance Officer (“CCO”) receives no compensation from the Fund for her services; however, the Administrator was paid $10,000 for the year ended June 30, 2015 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2015, are as follows:

	Purchases	Sales
Common Stock	$9,378,274	$16,136,397

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$52,776,925
Gross tax unrealized appreciation	21,909,668
Gross tax unrealized depreciation	(865,109)
Net tax unrealized appreciation on investments	21,044,559
Undistributed ordinary income	484,769
Undistributed long-term capital gains	—
Total Distributable Earnings	484,769
Other accumulated losses	(4,705,008)
Total Accumulated Earnings/Losses	$16,824,320

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2015, the Fund has $4,705,008 of capital loss carryover, of which $4,705,008 expires June 30, 2018.

The tax character of distributions paid during the year ended June 30, 2015 and fiscal year ended June 30, 2014 were as follows:

	June 30, 2015	June 30, 2014
Distributions Paid From:
Ordinary Income*	$927,355	$840,548
Long-Term Capital Gain	$—	$—
	$927,355	$840,548

*       For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2	–
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3	–
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period. Transfers between levels are recognized at June 30, 2015, the end of the reporting period.

	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Equity
Common Stock*	$73,665,426	$—	$—	$73,665,426
Total Equity	$73,665,426	$—	$—	$73,665,426
Short-Term Investments	$156,058	$—	$—	$156,058
Total Investments in Securities	$73,821,484	$—	$—	$73,821,484

* Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
VALUE FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

TAIT WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2015

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2015, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.02% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited), Continued
DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Director
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None

Independent Directors
T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Director	Since 1997	Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to present); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	1	None

Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Director and Chairman	Since 1997	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	1	None

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited), Continued
Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A

Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Research of Matrix Asset Advisors and various other positions within research (1994 to 2005).
				N/A	N/A

Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 to 2005).	N/A	N/A

Steven Pisarkiewicz 747 Third Avenue New York, NY 10017 (Born 1948)	Senior Vice President	Since 2010
Senior Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2009 to present); formerly, National Managing Director for Bernstein Global Wealth Management (2007 to 2009); Executive Vice President of The Bank of New York and head of BNY Asset Management (2003 to 2007).
				N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited), Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Stephan J. Weinberger, CFA 747 Third Avenue New York, NY 10017 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2010 to present); formerly, Partner at Armstrong Shaw Associates (1996 to 2010).	N/A	N/A

Laurie S. Gaeta 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President, Chief Compliance Officer, AML Compliance Officer	Since 2008	Managing Director of Matrix Asset Advisors, (2010 to present); Director of Operations and Chief Compliance Officer, Matrix Asset Advisors, the Fund’s Advisor (2002 to present).	N/A	N/A

Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Vice President and Assistant Secretary	Since 2002	Vice President Marketing and Mutual Fund Servces, Matrix Asset Advisors, the Fund’s Advisor (2010 to present); Marketing Associate (2001 to 2010).	N/A	N/A

* Not an “interested person”, as that term is defined by the 1940 Act.
† Directors and Officers of the Fund serve until their resignation, removal or retirement.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
 •
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
333 Thornall Street, 5C
Edison, NJ 08837
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
Annual Report MATRIX ADVISORS VALUE FUND, INC. June 30, 2015 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$18,000	$18,000
Audit-Related Fees	$0	$0
Tax Fees	$2,800	$2,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By           /s/ David A. Katz
David A. Katz, President

Date   __9/2/2015___________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ David A. Katz                        __
David A. Katz, President

Date   __9/2/2015__________________